Bi-Optic Ventures Inc.
1030 Georgia Street West, Suite 615
Vancouver, British Columbia  V6E 2Y3
Telephone No.:  (604) 689-2646; Facsimile No.:  (604) 689-1289

INFORMATION CIRCULAR

(As at June 24, 2005, except as indicated)

The Company is providing this information circular and a form of proxy in connection with management's solicitation of proxies for use at the annual general meeting (the "Meeting") of the Company to be held on August 3, 2005 and at any adjournments  The Company will conduct its solicitation by mail and officers and employees of the Company may, without receiving special compensation, also telephone or make other personal contact.  The Company will pay the cost of solicitation.

APPOINTMENT OF PROXYHOLDER

The purpose of a proxy is to designate persons who will vote the proxy on a shareholder's behalf in accordance with the instructions given by the shareholder in the proxy.  The persons whose names are printed in the enclosed form of proxy are officers or directors of the Company (the "Management Proxyholders").

A shareholder has the right to appoint a person other than a Management Proxyholder, to represent the shareholder at the Meeting by striking out the names of the Management Proxyholders and by inserting the desired person's name in the blank space provided or by executing a proxy in a form similar to the enclosed form.  A proxyholder need not be a shareholder.

VOTING BY PROXY

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting.  Shares represented by a properly executed proxy will be voted or be withheld from voting on each matter referred to in the Notice of Meeting in accordance with the instructions of the shareholder on any ballot that may be called for and if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

If a shareholder does not specify a choice and the shareholder has appointed one of the Management Proxyholders as proxyholder, the Management Proxyholder will vote in favour of the matters specified in the Notice of Meeting and in favour of all other matters proposed by management at the Meeting.

The enclosed form of proxy also gives discretionary authority to the person named therein as proxyholder with respect to amendments or variations to matters identified in the Notice of the Meeting and with respect to other matters which may properly come before the Meeting.  At the date of this Information Circular, management of the Company knows of no such amendments, variations or other matters to come before the Meeting.

COMPLETION AND RETURN OF PROXY

Completed forms of proxy must be deposited at the office of the Company's registrar and transfer agent, Pacific Corporate Trust Company, 625 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 3B8, not later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting, unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

NON-REGISTERED HOLDERS

Only shareholders whose names appear on the records of the Company as the registered holders of shares or duly appointed proxyholders are permitted to vote at the Meeting.  Most shareholders of the Company are "non-registered" shareholders because the shares they own are not registered in their names but instead registered in the name of a nominee such as a brokerage firm through which they purchased the shares; bank, trust company, trustee or administrator of self-administered RRSP's, RRIF's, RESP's and similar plans; or clearing agency such as The Canadian Depository for Securities Limited (a "Nominee").  If you purchased your shares through a broker, you are likely an unregistered holder.

In accordance with securities regulatory policy, the Company has distributed copies of the Meeting materials, being the Notice of Meeting, this Information Circular and the Proxy, to the Nominees for distribution to non-registered holders.

Nominees are required to forward the Meeting materials to non-registered holders to seek their voting instructions in advance of the Meeting.  Shares held by Nominees can only be voted in accordance with the instructions of the non-registered holder.  The Nominees often have their own form of proxy, mailing procedures and provide their own return instructions. If you wish to vote by proxy, you should carefully follow the instructions from the Nominee in order that your Shares are voted at the Meeting.

If you, as a non-registered holder, wish to vote at the Meeting in person, you should appoint yourself as proxyholder by writing your name in the space provided on the request for voting instructions or proxy provided by the Nominee and return the form to the Nominee in the envelope provided.  Do not complete the voting section of the form as your vote will be taken at the Meeting.

In addition, Canadian securities legislation now permits the Company to forward meeting materials directly to "non objecting beneficial owners".  If the Company or its agent has sent these materials directly to you (instead of through a Nominee), your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Nominee holding on your behalf.  By choosing to send these materials to you directly, the Company (and not the Nominee holding on your behalf) has assumed responsibility for (i) delivering these materials to you and (ii) executing your proper voting instructions.

REVOCABILITY OF PROXY

Any registered shareholder who has returned a proxy may revoke it at any time before it has been exercised.  In addition to revocation in any other manner permitted by law, a registered shareholder, his attorney authorized in writing or, if the registered shareholder is a corporation, a corporation under its corporate seal or by an officer or attorney thereof duly authorized, may revoke a proxy by instrument in writing, including a proxy bearing a later date.  The instrument revoking the proxy must be deposited at the registered office of the Company, at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting.  Only registered shareholders have the right to revoke a proxy.  Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their Nominees to revoke the proxy on their behalf.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set out herein, to the knowledge of the management of the Company, no director or executive officer of the Company since the beginning of the Company's last financial year, no nominee for election as a director of the Company and no associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matters to be acted upon at the Meeting other than the election of directors.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Company is authorized to issue an unlimited number of common shares without par value (the "shares"), of which 8,164,235 shares are issued and outstanding. Persons who are registered shareholders at the close of business on June 24, 2005 will be entitled to receive notice of and vote at the Meeting and will be entitled to one vote for each share held.  The Company has only one class of shares.

To the knowledge of the directors and executive officers of the Company, no person beneficially owns, directly or indirectly, or controls or directs common shares carrying 10% or more of the voting rights attached to all common shares of the Company, except the following:

Name	No. of Shares Owned or Controlled	Percentage of Outstanding Shares
Harry Chew	993,750(1)	12.2%

(1)

Of these shares, 274,500 are held indirectly in the name of Pacific Paragon Investment Fund Ltd., a private company controlled 50% by the spouse of Mr. Harry Chew.

EXECUTIVE COMPENSATION

The following table sets forth all annual and long term compensation for services in all capacities to the Company and its subsidiaries for the three most recently completed financial years (to the extent required by securities legislation) in respect of each of the individuals comprised of the Chief Executive Officer and the Chief Financial Officer as at February 28, 2005 and the other three most highly compensated executive officers of the Company as at February 28, 2005 whose individual total salary and bonus for the most recently completed financial year exceeded $150,000 and any individual who would have satisfied these criteria but for the fact that individual was not serving as such an officer at the end of the most recently completed financial year (collectively the "Named Executive Officers" or "NEOs").

		Annual Compensation			Long Term Compensation
					Awards		Payouts
NEO Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen-sation ($)(1)	Securities Under Option/ SARs Granted (#)	Shares/Units Subject to Resale Restrictions ($)	LTIP Payouts ($)	All Other Compen- sation ($)
Harry Chew Director, CEO and CFO	2005 2004 2003	Nil Nil Nil	Nil Nil Nil	$30,000 $30,000 $30,000	Nil Nil Nil	N/A N/A N/A	Nil Nil Nil	Nil Nil Nil

(1)

Paid or accrued to Myntek Management Services Inc., a private British Columbia company owned as to 50% by Mr. Harry Chew and 50% by his spouse, for management services.

Long Term Incentive Plan (LTIP) Awards

The Company does not have a LTIP, pursuant to which cash or non-cash compensation intended to serve as an incentive for performance over a period greater than one financial year (whereby performance is measured by reference to financial performance or the price of the Company's securities) was paid to the Named Executive Officer(s) during the most recently completed financial year.

Option/Stock Appreciation Rights ("SAR") Grants
During the Most Recently Completed Financial Year

The Company did not grant stock options under a Stock Option Plan or otherwise during the most recently completed financial year to the Named Executive Officers.

Aggregated Option/SAR Exercises During The Most Recently Completed
Financial Year and Financial Year-End Option/SAR Values

The Named Executive Officers did not exercise any options  in respect of the Company's shares during the most recently completed financial year.

Termination of Employment, Changes in Responsibility and Employment Contracts

The Company and its subsidiaries have no employment contracts with any Named Executive Officer.

Compensation of Directors

The Company has no arrangements, standard or otherwise, pursuant to which directors are compensated by the Company or its subsidiaries for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, up to and including the date of this information circular.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as at February 28, 2005 with respect to the Company's compensation plans under which equity securities were authorized for issuance as at the end of the most recently completed financial year.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	Nil	N/A	701,424(1)
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	Nil		701,424(1)

(1)

The Company has a stock option plan under which 1,032,847 common shares were authorized for issuance by shareholders at the Company's 2003 annual general meeting.  Under policies applicable to companies listed on the NEX board of the TSX Venture Exchange, the Company is currently only permitted to reserve for issuance 10% of the issued and outstanding common shares of the Company under the stock option plan, representing 701,424 common shares as at February 28, 2005.  As of the date hereof, no stock options have been granted under the Company's stock option plan.

INDEBTEDNESS TO COMPANY OF DIRECTORS
AND EXECUTIVE OFFICERS

There is no indebtedness of any director, executive officer, proposed nominee for election as a director or associate of them, to or guaranteed or supported by the Company or any of its subsidiaries either pursuant to an employee stock purchase program of the Company or otherwise, during the most recently completed financial year.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

No informed person or proposed director of the Company and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the

v

commencement of the Company's most recently completed financial year or in any proposed transaction which in either such case has materially affected or would materially affect the Company.

MANAGEMENT CONTRACTS

The Company and Myntek Management Services Inc. ("Myntek") entered into a management services agreement in May 2000 pursuant to which general corporate and financial services are provided to the Company.  Myntek is a private British Columbia company owned as to 50% by Mr. Harry Chew and 50% by his spouse.  During the last completed financial year, the sum of $30,000 was paid or is payable to Myntek for performing management functions on behalf of the Company.

AUDIT COMMITTEE

The Audit Committee's Charter

Mandate

The primary function of the audit committee (the "Committee") is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company's systems of internal controls regarding finance and accounting and the Company's auditing, accounting and financial reporting processes.  Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.  The Committee's primary duties and responsibilities are to:

•

Serve as an independent and objective party to monitor the Company's financial reporting and internal control system and review the Company's financial statements.

•

Review and appraise the performance of the Company's external auditors.

•

Provide an open avenue of communication among the Company's auditors, financial and senior management and the Board of Directors.

Composition

The Committee is comprised of three directors as determined by the Board of Directors, one of whom is free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

At least one member of the Committee shall have accounting or related financial management expertise.  All members of the Committee that are not financially literate will work towards becoming  financially literate to obtain a working familiarity with basic finance and accounting practices.  For the purposes of the Company's Charter, the definition of "financially literate" is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company's financial statements.

The members of the Committee shall be elected by the Board of Directors at its first meeting following the annual shareholders' meeting.  Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet at least twice annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

(a)

Review and update this Charter annually.

(b)

Review the Company's financial statements, MD&A and any annual and interim earnings, press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

External Auditors

(a)

Review annually, the performance of the external auditors who shall be ultimately accountable to the Board of Directors and the Committee as representatives of the shareholders of the Company.

(b)

Obtain annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1.

(c)

Review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors.

(d)

Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the external auditors.

(e)

Recommend to the Board of Directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval.

(f)

At each meeting, consult with the external auditors, without the presence of management, about the quality of the Company's accounting principles, internal controls and the completeness and accuracy of the Company's financial statements.

(g)

Review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company.

(h)

Review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements.

(i)

Review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company's external auditors.  The pre-approval requirement is waived with respect to the provision of non-audit services if:

i.

the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided;

ii.

such services were not recognized by the Company at the time of the engagement to be non-audit services; and

iii.

such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

(a)

In consultation with the external auditors, review with management the integrity of the Company's financial reporting process, both internal and external.

(b)

Consider the external auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

(c)

Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the external auditors and management.

(d)

Review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments.

(e)

Following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(f)

Review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements.

(g)

Review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented.

(h)

Review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters.

(i)

Review certification process.

(j)

Establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other

Review any related-party transactions.

Composition of the Audit Committee

The following are the members of the Committee:

Harry Chew	Not independent (1)	Financially literate (1)
Sonny Chew	Not independent (1)	Financially literate (1)
David J.L. Williams	Independent (1)	Not financially literate (1)

(1)

As defined by Multilateral Instrument 52-110 ("MI 52-110").

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial year was a recommendation of the Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Company's most recently completed financial year has the Company relied on the exemption in Section 2.4 of MI 52-110 (De Minimis Non-audit Services), or an exemption from MI 52-110, in whole or in part, granted under Part 8 of Multilateral Instrument 52-110.  The Company is relying upon the exemption in Section 6.1 of MI 52-110 (Venture Issuers).

Pre-Approval Policies and Procedures

The Committee has adopted specific policies and procedures for the engagement of  non-audit services as described above under the heading "External Auditors".

External Auditor Service Fees (By Category)

The aggregate fees billed by the Company's external auditors in each of the last two fiscal years for audit fees are as follows:

Financial Year Ending	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2005	$8,000	Nil	$1,300	Nil
2004	$6,700	Nil	$800	Nil

PARTICULARS OF MATTERS TO BE ACTED UPON

Election of Directors

The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed.  In the absence of instructions to the contrary, the enclosed proxy will be voted for the nominees herein listed.

Shareholder approval will be sought to fix the number of directors of the Company at three.

Management of the Company proposes to nominate each of the following persons for election as a director.  Information concerning such persons, as furnished by the individual nominees is as follows:

Name, Jurisdiction of Residence and Position	Principal Occupation or employment and, if not a previously elected Director, occupation during the past 5 years	Previous Service as a Director	Number of Common Shares beneficially owned, directly or indirectly, or Controlled or directed(2)
Harry Chew(1) President and CEO Vancouver, British Columbia	President, Pacific Paragon Group of Companies	Since February 19, 1999	993,750(3)
Sonny Chew(1) Director Vancouver, British Columbia	Director of Finance & Administration, Pacific Paragon Group of Companies	Since July 11, 2000	302,000
David J.L. Williams(1) Director Vancouver, British Columbia	President, TWE Enterprises Ltd.	Since July 11, 2000	150,000

(1)

Member of the audit committee.

(2)

Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, as at June 24, 2005, based upon information furnished to the Company by individual directors.  Unless otherwise indicated, such shares are held directly.

(3)

Of these shares, 274,500 are held indirectly in the name of Pacific Paragon Investment Fund Ltd., a private company controlled 50% by the spouse of Mr. Harry Chew.

No proposed director:

(a)

is, as at the date of the information circular, or has been, within ten years before the date of the information circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity,

(i)

was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(ii)

was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(iii)

within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)

has, within the ten years before the date of the information circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Appointment of Auditor

Manning Elliott, Chartered Accountants, of Vancouver, British Columbia, is the auditor of the Company.  Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the re-appointment of Manning Elliott, Chartered Accountants as the auditor of the Company to hold office for the ensuing year at a remuneration to be fixed by the directors.  Manning Elliott was first appointed as the auditor of the Company on March 18, 2004.

ADDITIONAL INFORMATION

Additional information relating to the Company is on SEDAR at www.sedar.com.  Shareholders may contact the Company at 1030 West Georgia Street, Suite 615, Vancouver, British Columbia, V6E 2Y3, Telephone: (604) 689-2646, to request copies of the Company's financial statements and MD&A.

Financial information is provided in the Company's comparative financial statements and MD&A for its most recently completed financial year which are filed on SEDAR.

OTHER MATTERS

Management of the Company is not aware of any other matter to come before the Meeting other than as set forth in the notice of Meeting.  If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby in accordance with their best judgment on such matter.

DATED this 24th day of June, 2005.

BY ORDER OF THE BOARD OF DIRECTORS
OF BI-OPTIC VENTURES INC.

"Harry Chew"

Harry Chew

President and Chief Executive Officer